Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of Global MobileTech, Inc., a Nevada corporation (the “Company”), on Form 10-K/A Amendment No. 2 for the year ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Hon Kit Wong, Chief Financial Officer (principal financial and accounting officer) of the Company, hereby certify as of the date hereof,  that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: May 20, 2011

By:	/s/ Hon Kit Wong
Hon Kit Wong
Chief Financial Officer (Principal Financial and Accounting Officer)